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                                                                   EXHIBIT 10.20



                            REVOLVING PROMISSORY NOTE

                      INNOVATION TECHNOLOGY PARTNERS, L.LC.

$3,500,000.00                                                    June 19, 2000

         FOR VALUE RECEIVED, Innovation Technology Partners, L.L.C., a limited liability company formed under the laws of the State of Delaware (the "Borrower") whose mailing address is 5487 San Felipe, Suite 4545, Houston, Texas 77057 promises to pay to the order of Calton, Inc. (the "Lender"), at the office of the Lender at 125 Half Mile Road, Suite 206, Red Bank, New Jersey 07701-6749, or at such other place as the Lender may from time to time designate to the Borrower in writing, the lesser of (i) the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) or (ii) the aggregate principal amount of Advances made by the Lender to the Borrower pursuant to the terms, conditions and provisions of this Revolving Promissory Note (this "Note"). The Borrower hereby further promises to pay the order of the Lender principal and interest on the unpaid principal amount hereof from time to time outstanding and unpaid, at the interest rate hereinafter set forth, and in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, both public and private, on the dates hereinafter set forth. All capitalized terms used in this Note shall have the meaning ascribed to them herein.

         This Note shall bear interest at a per annum rate equal to the Prime Rate plus one (1) percentage point. The interest rate shall be adjusted monthly based upon the Prime Rate published on the last business day of each month during the term of this Note. Interest shall be payable quarterly on the first day of each calendar quarter with respect to interest accrued prior to such date, with the first such interest payment being due October 1, 2000. Principal and all unpaid interest shall be due and payable on the fourth anniversary of the date of this Note; provided, however, that in the event that a Prepayment Event shall occur, the Borrower, at Lender's election, shall prepay, on the date that the Prepayment Event shall occur, the amount then outstanding under this
Note in an amount equal to the lesser of (i) the Net Proceeds related to such Prepayment Event or (ii) the principal and interest then outstanding under this Note.



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         This Note is a revolving note which shall entitle the Borrower to borrow, repay and reborrow amounts upon the terms and conditions of this Note. In no event shall Lender have any obligation to advance more than $3,500,000 pursuant to this Note or to advance any amounts after June 16, 2004. The Borrower hereby authorizes the Lender to endorse on the grid attached as
Schedule 1 to this Note, an appropriate notation evidencing the date and amount of each Advance made pursuant to this Note and the date and amount of each payment or prepayment of principal thereof. Each such notation, in the absence of manifest error, shall constitute prima facie evidence of and be conclusive as to the outstanding principal amount of all Advances; PROVIDED, HOWEVER, that the failure to make such endorsement shall not limit or otherwise affect the obligations of the Borrower to the Lender under this Note.

         The Borrower may make prepayments of principal, interest, or principal and interest at any time without penalty. Upon the occurrence of an Event of Default, the Borrower agrees that the Lender shall have all the rights and remedies set forth in this Note, including, without limitation, the rights of acceleration set forth herein.

         The Borrower may cancel this Note and terminate the provisions hereof at any time by (1) paying all sums then payable hereunder and (2) notifying the Lender that this Note is terminated.

               ARTICLE 1: EVENTS OF DEFAULT; RIGHTS AND REMEDIES

         1.1 EVENTS OF DEFAULT. The occurrence of any of the following events (each, an "Event of Default") shall terminate any obligation on the part of the Lender to disburse Loan Proceeds and, upon written notice from the Lender to the Borrower, make this Note and the entire Indebtedness immediately due and payable (PROVIDED, HOWEVER, that in the case of an Event of Default under Subsection (c) all amounts owing under this Note shall automatically and immediately become due and payable without any action by or on behalf of the Lender):

                  (a) Failure of the Borrower to pay within ten (10) days of the date when due, whether by acceleration or otherwise, any of the Indebtedness in accordance with this Note.

                  (b) The failure of Borrower to pay when due, or failure of Borrower to perform or observe any other obligation or condition with respect to any of the following obligations to any Person, beyond any period of grace under the instrument creating such obligation if such failure would have a material adverse effect on the financial condition of Borrower: (i) any indebtedness for borrowed money or for the deferred purchase price of property in an amount in excess of $100,000, (ii) any obligations under leases which have or should have been characterized as capitalized leases, as determined in accordance with GAAP in an amount in excess of $100,000, or (iii) any contingent liabilities, such as guaranties, for the obligations of others relating to indebtedness for borrowed money or for the deferred purchase price of property or relating to obligations under leases which have or should have been characterized as capitalized leases, as determined in accordance with GAAP in an amount in excess of $100,000. Notwithstanding the foregoing, the Borrower will not be deemed to be in default under this subparagraph if and so long as the Borrower contests in good faith the validity or amount of any asserted claims and diligently prosecutes or defends an action appropriate to obtain a binding determination of the disputed matter and such contest shall have the effect of preventing the sale or forfeiture of any property of the Borrower or any interest of the Borrower or the Lender therein.

                  (c) The Borrower applies for or consents to the appointment of a trustee or receiver for any part of its respective properties; any bankruptcy, reorganization, debt arrangement, dissolution, or liquidation proceeding is commenced or consented to by the Borrower, or any application for appointment of a receiver or a trustee, or any proceeding for bankruptcy, reorganization, debt management, or liquidation is filed for or commenced against the Borrower, and is not withdrawn or dismissed within sixty (60) days thereafter.




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                  (d) Any lien for labor, services, materials, or otherwise
relating to an obligation of $100,000 or more is filed against any property of the Borrower or any interest of the Borrower or the Lender therein and is not removed within thirty (30) days thereafter; PROVIDED, HOWEVER, the Borrower will not be deemed to be in default under this subparagraph if and so long as the Borrower contests in good faith the validity or amount of any asserted lien and diligently prosecutes or defends an action appropriate to obtain a binding determination of the disputed matter and such contest shall have the effect of preventing the sale or forfeiture of any property of the Borrower or any interest of the Borrower or the Lender therein.

                  (e) Failure of Buyer to comply with the provisions of Article 2 of this Note.

                  (f) Any money judgment, writ or warrant of attachment or similar process involving in an individual case or in the aggregate at any time an amount in excess of $50,000 (not adequately covered by insurance) shall be entered or filed against Borrower or its assets and shall remain undischarged, unvacated or unstayed for a period of 60 days.

                  (g) Failure of the Borrower to comply with any other provision of this Note not constituting an Event of Default under any of the preceding provisions of this Section 1.1, and such failure continues for thirty (30) days after notice to the Borrower from the Lender.

                  (h) The employment of any of Richard Dole, James West or Frederick Huttner (each "an Employee") is terminated for any reason unless Lender approves the individual replacing such Employee (it being acknowledged and agreed that such approval shall not be unreasonably withheld and that the Borrower shall have 90 days to identify an acceptable replacement).

         1.2 NO ADVANCES. The Lender shall have no obligation to make an Advance if an Event of Default shall occur and be continuing.

         1.3 RIGHTS AND REMEDIES. In addition to the remedies set forth above, upon the occurrence of an Event of Default, and until cured (provided such cure is effected prior to the Lender giving the Borrower written notice of the election by the Lender to accelerate all amounts owing under this Note on account of such Event of Default), the Lender shall be entitled to exercise all the rights and remedies provided by any applicable law, including, without limitation, the Uniform Commercial Code as enacted in the State of New Jersey. Each and every right or remedy granted to the Lender pursuant to this Note, or allowed the Lender by law or equity, shall be cumulative. Failure or delay on the part of the Lender to exercise any such right or remedy shall not operate as a waiver thereof. Any single or partial exercise by the Lender of any such right or remedy shall not preclude any future exercise thereof or the exercise of any other right or remedy.

                      ARTICLE 2: COVENANTS OF THE BORROWER

         From and after the date of this Note and until the Indebtedness is indefeasibly paid, in full, in cash, and this Note terminated, the Borrower agrees that it will observe and comply with the following covenants for the benefit of the Lender.



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         2.1 USE OF LOAN PROCEEDS. The Loan Proceeds shall be utilized by
Borrower for general working capital requirements and investments, as presented in the Business Plan. Borrower shall furnish Lender with such detailed documentation and information regarding Borrower's working capital requirements and investments as Lender may request while this Note is outstanding.

         2.2 FUTURE DEBT. Borrower will not issue, incur, create, assume, guarantee or otherwise become liable for any other indebtedness for borrowed money unless such other indebtedness is for equipment, capital leasing items or similar items used in the ordinary course of business of the Borrower and such indebtedness is secured only by the equipment or items which are acquired with the proceeds of the borrowed money.

         2.3 REPURCHASE OF INTEREST. Borrower will not repurchase any interests in, or units representing interests in, Borrower from any member or unit holder (except Lender), or make a return of capital to any member or unit holder (except Lender), without the Lender's written consentwhile this Note is outstanding.

         2.4 EXTRAORDINARY TRANSACTIONS. Borrower will not be a party to any merger, consolidation, dissolution, redomestication or reorganization, or sell or otherwise dispose of all or substantially all of its assets while this Note is outstanding unless Borrower obtains the prior written consent of Lender.

                       ARTICLE 3: CONDITIONS TO ADVANCES

         3.1 CONDITIONS TO LOAN. Lender's obligation to make an Advance and to disburse any of the Loan Proceeds is subject to each of the following conditions precedent:

                  3.1.1 LOAN DOCUMENTS; OTHER DOCUMENTS. The Lender shall have received a duly executed original of this Note, and such other instruments and documents contemplated herein, as appropriate.

                  3.1.2 EVIDENCE OF ENTITY ACTION. The Lender shall have received, if it so requests, in form and substance reasonably satisfactory to the Lender, documents, including a resolution of its Board of Managers certified by an officer of the Borrower evidencing all action taken by the Borrower to authorize the execution, delivery and performance of this Note, and to make a request for an Advance under this Note.

                  3.1.3 FURTHER ASSURANCES. The Borrower shall have provided and/or executed and delivered to the Lender, in form and substance reasonably satisfactory to the Lender, such further documents and instruments as the Lender may in the Lender's discretion reasonably request.

                  3.1.4 ADVANCE REQUEST. Should Borrower at any time wish to request the disbursement of any Loan Proceeds from Lender, the Borrower shall deliver to the Lender, no later than three (3) Business Days preceding the requested disbursement date, a written request (an "Advance Request"), in form and substance reasonably satisfactory to the Lender, stating the dollar amount of the requested Advance, the specific purpose for which the Advance is being




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requested and such details respecting the intended utilization of the Advance as
Lender may require. Provided that all other conditions of this Article 3 are fulfilled, Lender shall make an Advance as requested. In the event that Lender determines not to make an Advance as requested, Lender shall deliver to Borrower within 48 hours of receiving such request a written notice stating the reason(s) for Lender's determination prior to the requested disbursement date for the Advance Lender determined not to make.

                  3.1.5 DEFAULT. No Event of Default shall have occurred and be continuing, nor shall an Event of Default result from the making of the Advance.

                  3.1.6 MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the business, financial condition or operating results of the Borrower.

                  3.1.7 CHANGE OF CONTROL. Lender shall not own less than a 36% equity interest in Borrower.

                               ARTICLE 4: NOTICES

         All notices, requests, and demands required or permitted under the terms of this Note shall be in writing and shall be (a) addressed as set forth below, or to such other address as a party may have specified by notice given to the other party pursuant to this provision, and (b) deemed to have been given or made: (i) if delivered personally, immediately upon delivery; (ii) if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; (iii) if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and (iv) if by United States Mail, certified mail, return receipt requested, five (5) days after mailing.

                IF TO THE BORROWER:
                Innovation Technology Partners, L.L.C.
                5847 San Felipe, Suite 4545
                Houston, Texas  77057
                Fax No.:  (713) 914-9655
                Attention:  Managing Member

                WITH A COPY TO:
                Drew R. Fuller, Jr., Esq.
                Cauthorn Hale Hornberger Fuller Sheehan
                   Becker & Beiter Incorporated
                700 North Mary's Street, Suite 600
                San Antonio, Texas  78205
                Fax No.  (210) 271-1730

                IF TO THE LENDER TO:
                Calton, Inc.
                125 Half Mile Road
                Suite 206
                Red Bank, New Jersey  07701-6749
                Fax No.:  (732)  212-1290
                Attention:  Anthony J. Caldarone, President




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                WITH A COPY TO:
                Philip D. Forlenza, Esq.
                Giordano, Halleran & Ciesla, P.C.
                125 Half Mile Road
                P.O. Box 190
                Middletown, New Jersey  07748
                Fax No.:  (732) 224-6599

                             ARTICLE 5: DEFINITIONS

         As used herein, the following terms have the following meanings:

         5.1 "ADVANCE" means a disbursement of Loan Proceeds from Lender to Borrower.

         5.2 "BUSINESS DAY" means any day other than a Saturday or Sunday and other than a day which is a Federal legal holiday or a legal holiday for banks in the State of New Jersey.

         5.3 "BUSINESS PLAN" means the Business Plan of the Company dated May 25, 2000.

         5.4 "INDEBTEDNESS" means all amounts due and owing under this Note.

         5.5 "LOAN PROCEEDS" means the proceeds of a revolving credit loan which Lender hereby agrees to make available to the Borrower from time to time subject to the terms, conditions and provisions of this Note in an amount which shall not exceed in the aggregate at any time outstanding $3,500,000.

         5.6 "NET PROCEEDS" means all cash proceeds, less reasonable transaction costs and, in the case of a sale of assets, after repayment of any indebtedness secured by a lien on the assets sold that is required to be repaid upon sale.

         5.7 "PERSON" means any individual, corporation, association, partnership, trust, organization, government, governmental agency, or other entity.

         5.8 "PREPAYMENT EVENT" means (i) the incurrence by the Company or any subsidiary of any indebtedness for borrowed money, except as permitted by
Section 2.2, (ii) the sale by the Company of any interest in the Company or any subsidiary entity of the Company for cash or (iii) the sale by the Company or any subsidiary entity of any asset, other than in the ordinary course of business.

         5.9 "PRIME RATE" means the prime rate as published in the "Money Rates" column of the Wall Street Journal.

                            ARTICLE 6: MISCELLANEOUS

         6.1 GOVERNING LAW. This Note shall be governed by and construed in accordance with the applicable Laws of the State of New Jersey and the United States of America from time to time in effect, without giving effect to any otherwise applicable rules concerning conflicts of laws.




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         6.2 LITIGATION; JURISDICTION. Borrower irrevocably agrees that any litigation with respect to this Note or enforcement of any judgment obtained against Borrower for breach of this Note may be brought in the courts of the State of New Jersey and in the United States District Court for the District of New Jersey (collectively, the "specified courts") (if applicable subject matter jurisdictional requirements are present), as Lender may elect; and, by execution and delivery of this Note, Borrower irrevocably submits to such jurisdiction. Borrower agrees that it shall maintain a duly appointed agent for service of summons and other legal process as long as Borrower remains obligated under this Note and shall keep Lender advised in writing of the identity and location of such agent. The receipt by such agent and/or by Borrower of such summons or other legal process in any such litigation shall be deemed personal service and acceptance by Borrower for all purposes of such litigation. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         6.3 CERTAIN WAIVERS. The Borrower and any sureties or endorsers hereof hereby jointly and severally waive presentment for payment, demand, protest, diligence in collection, and notice of dishonor and nonpayment of this Note, and all defenses on the ground of delay, suretyship, release of any party liable for payment hereof, or of any extension of time for the payment hereof (including any right to notice of any of the foregoing) which may be hereafter given by the holder of this Note from time to time to them or to anyone who has assumed the payment of this Note, and it is specifically agreed that the obligations of said Borrower, sureties or endorsers shall not be in any way affected or altered to the prejudice of the holder hereof by reason of the assumption of payment of the same by any other Person.

         6.4 COSTS OF COLLECTION. Borrower agrees to pay all reasonable costs of collection, including reasonable attorneys' fees paid or incurred by Lender in enforcing this Note on default or the rights and remedies herein provided.

         6.5 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto; PROVIDED, HOWEVER, that the Borrower may not assign its rights and obligations hereunder. Any assignment in contravention of this Section 6.5 shall be void.

         6.6 SEVERABILITY. In the event that one or more provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         6.7 HEADINGS. The headings contained herein are for the purpose of convenience of reference only and are not intended to be considered in construing this Note.

         6.8 AMENDMENTS. Modifications and amendments of this Note may be made solely in writing by the prior written consent of both the Borrower and the holder of this Note.

         6.9 NON-NEGOTIABLE. This Note is not negotiable by Lender without Borrower's prior written consent; provided however, that Lender may assign and transfer this Note to a direct or indirect majority-owned subsidiary without Borrower's consent.



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         IN WITNESS WHEREOF, the Borrower and Lender have executed this
Revolving Promissory Note this 16th day of June, 2000.

ATTEST:                                Innovation Technology Partners, L.L.C.



                                    By:
-----------------------                 ---------------------------------------
Name:                                   Name:
Title:                                  Title:




ATTEST:                                Calton, Inc.



                                    By:
-----------------------                 ---------------------------------------
Name:                                   Name:
Title:                                  Title:





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                          SCHEDULE 1 TO REVOLVING NOTE
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